Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Harvest Small Business Finance, LLC

24422 Avenida de la Carlota, Suite 232

Laguna Hills, CA 92653

Ladies and Gentlemen:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Harvest Small Business Finance, LLC (the “Company”), Credit Suisse Securities (USA) LLC and Capital One Securities, Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures (the “Procedures”) relating to the accuracy of certain attributes of the collateral assets included in the Data Tape (as defined below) with respect to the Harvest SBA Loan Trust 2019-1 securitization (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of the attributes of the collateral assets included in the Data Tape. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties have requested that the procedures be performed on the entire population of 136 loans in the Data Tape (as defined below), herein referred to as the “Loans”, within the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•

The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such Loans; and

•	The compliance of the originator of the Loans with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in Exhibit A, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, indenture agreements or other offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934; and
(iii)	The reasonableness of any of the assumptions provided by the Responsible Party.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

Data, Information and Documents Provided

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more Specified Attributes to the Source Documents.

•	The phrase “recalculated” refers to a recalculation of one or more Specified Attributes using a prescribed methodology in Exhibit A of this report.

•	The phrase “Cut-Off Date” refers to November 30, 2019.

•

The “Data Tape” refers to an electronic file entitled “HSLT2019-1 Tape 11.30.19.XLSX” containing selected attributes for the pool of assets identified by the Company as being Loans that will collateralize the Transaction as of the Cut-Off Date;

•	The “Source Documents” refer to the following files provided to us by the Company:

•	an electronic file entitled “Trial Balance 11.30.2019.pdf”, containing details of each Loan as of the Cut-off Date (the “Trial Balance”);

•	two electronic files entitled “Disbursement Report.pdf” and “Disbursement Report HSLT 2019-1.xlsx”, listing details of the disbursement of each Harvest Loan (together, the “Disbursement Report”);

•	the underwriting notes for each Loan prepared by the Company for the loan origination approval (the “Credit Approval Memorandum”);

•	the authorization document for each Loan prepared by the U.S. Small Business Administration (the “Loan Authorization”);

•	the appraisal report for the underlying property for each Loan (the “Appraisal”);

•	the articles of incorporation for the underlying business (the “Articles of Incorporation”);

•	the closing statement for the purchase of the underlying property (the “Final Closing Statement”);

•	the personal credit report for the underlying borrower(s) (the “PCR”); and

•	the purchase agreement or escrow closing statement for the underlying property for each Loan, if applicable (the “Purchase Agreement”).

•	The phrase “Specified Attributes” refers to the data attributes listed in the table below:

Specified Attributes
6-digit NAICS Code	Obligor FICO
Appraised Value	Original Loan Term (months)
City	Original Loan Term (years)
Company Name	Original Principal Balance
Current Age	Purchase Price
Current Principal Balance	Rate
Date Business Established	Remaining Term (months)
DSCR	Remaining term (years)
Funding Date	SBA Gty%
Guaranteed Portion	Spread
Index (if Floating)	State
LTV	Unguaranteed Portion
Maturity Date	Zip Code
Number of Years in Business

Except as described in this report, we performed no procedures to determine the accuracy or completeness of the information contained in the Data Tape.

Procedures Performed

The Company provided us with the Source Documents related to the Loans for which we compared the Specified Attributes set forth in the Data Tape to the corresponding Source Documents. As instructed by the Company, the procedures associated with the Specified Attributes were applied as indicated in Exhibit A. For each procedure where a calculation was performed, the underlying attributes utilized within the calculation were compared to the corresponding Source Documents.

For the avoidance of doubt, no procedures have been performed for any Specified Attribute with a value of “n/a” in the Data Tape.

The results of the foregoing procedures indicated that the Specified Attributes set forth in the Data Tape were found to be in agreement with the above mentioned Source Documents.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an audit, examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the accuracy of certain attributes of the collateral assets included in the Data Tape. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; or

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to

Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

January 14, 2020

Exhibit A –Procedures Performed for the Loans

Specified Attribute	Source Document (by order of priority)	Methodology
Company Name	Loan Authorization

Compared the Company Name Specified Attribute in the Data Tape to the “SBA Loan Name” set forth on the Loan Authorization.

If multiple loans were extended to the same entity, the differentiating suffix (for example, “#1”) shown in the Company Name Specified Attribute in the Data Tape was excluded from this comparison.

City	Appraisal, Loan Authorization

Compared the City Specified Attribute in the Data Tape to the city included in the address of the property set forth on the Appraisal.

If no city is set forth on the Appraisal, we compared the City Specified Attribute in the Data Tape to the city included in the address of the property set forth in the Collateral Conditions section of the Loan Authorization.

State	Appraisal, Loan Authorization

Compared the State Specified Attribute in the Data Tape to the state included in the address of the property set forth on the Appraisal.

If no state is set forth on the Appraisal, we compared the State Specified Attribute in the Data Tape to the state included in the address of the property set forth in the Collateral Conditions section of the Loan Authorization.

Zip Code	Appraisal, Loan Authorization

Compared the Zip Code Specified Attribute in the Data Tape to the zip code included in the address of the property set forth on the Appraisal.

If no zip code is set forth on the Appraisal, we compared the Zip Code Specified Attribute in the Data Tape to the zip code included in the address of the property set forth in the Collateral Conditions section of the Loan Authorization.

SBA Gty%	Loan Authorization	Compared the SBA Gty% Specified Attribute in the Data Tape to the percentage set forth in the paragraph after the identification of the lender in the Loan Authorization.

Specified Attribute	Source Document (by order of priority)	Methodology
Index (if Floating)	Loan Authorization	Compared the Index (if Floating) Specified Attribute in the Data Tape to the index set forth in the “Repayment Terms” section in the Loan Authorization.

Original Loan Term (years)	Loan Authorization	Compared the Original Loan Term (years) Specified Attribute in the Data Tape to the term set forth in the “Maturity” section in the Loan Authorization.

Original Principal Balance	Loan Authorization	Compared the Original Principal Balance Specified Attribute in the Data Tape to the amount set forth in the paragraph after the identification of the lender in the Loan Authorization.

Spread	Loan Authorization	Compared the Spread Specified Attribute in the Data Tape to the spread set forth in the “Repayment Terms” section in the Loan Authorization.

Funding Date	Disbursement Report

Compared the Funding Date Specified Attribute in the Data Tape to the earliest date set forth on the Disbursement Report for the Loan.

For Loans with a loan number that starts with “3”, we compared the number of years between the Maturity Date and the Funding Date to the number of years shown in the Original Loan Term (years) Specified Attribute in the Data Tape.

Current Principal Balance	Trial Balance	Compared the Current Principal Balance Specified Attribute in the Data Tape to the Trial Balance.

Rate	Trial Balance	Compared the Rate Specified Attribute in the Data Tape to the Trial Balance.

Maturity Date	Disbursement Report	Compared the Maturity Date Specified Attribute in the Data Tape to the maturity date set forth on the Disbursement Report.

6-digit NAICS Code	Credit Approval Memorandum	Compared the 6-digit NAICS Code Specified Attribute in the Data Tape to the NAICS code for the primary operating company set forth on the Credit Approval Memorandum.

Specified Attribute	Source Document (by order of priority)	Methodology
Obligor FICO	PCR, Credit Approval Memorandum

Compared the Obligor FICO Specified Attribute in the Data Tape to the FICO for the owner of the primary operating company set forth on the Credit Approval Memorandum.

If more than one owner is listed for the primary operating company, the weighted average FICO was calculated based on the ownership percentage of the primary operating company (with the ownership percentage of owners with less than 20% ownership interest redistributed to the owners with greater than or equal to 20% ownership interest), rounded to the nearest integer.

If an updated personal credit report was obtained for the underlying borrower(s) between the date of the Credit Approval Memorandum and the origination approval for the Loan, the credit score as shown on the PCR was used.

If ≥20% of the primary operating company is owned by a separate entity, the weighted average FICO of that entity’s owners was taken into account for the overall weighted average FICO calculation for the primary operating company.

Specified Attribute	Source Document (by order of priority)	Methodology
DSCR	Credit Approval Memorandum

Compared the DSCR Specified Attribute in the Data Tape to the most recent annual global DSCR set forth on the Credit Approval Memorandum.

If the most recent annual global DSCR set forth on the Credit Approval Memorandum is less than 1.15x, or if the most recent annual global DSCR set forth on the Credit Approval Memorandum is more than 12 months old as of the date of the Credit Approval Memorandum, we compared the DSCR Specified Attribute in the Data Tape to the first annual projected global DSCR greater than or equal to 1.15x after the funding date set forth on the Credit Approval Memorandum.

If the most recent annual global DSCR set forth on the Credit Approval Memorandum is less than 1.15x and there was no annual projected global DSCR set forth on the Credit Approval Memorandum, we compared the DSCR Specified Attribute in the Data Tape to the first interim projected global DSCR greater than 1.15x set forth on the Credit Approval Memorandum.

If there is no DSCR set forth on the Credit Approval Memorandum, the DSCR was assumed to be 1.15x.

Specified Attribute	Source Document (by order of priority)	Methodology
Date Business Established	Articles of Incorporation, Credit Approval Memorandum, Appraisal

Compared the Date Business Established Specified Attribute in the Data Tape to the date the primary operating company was founded set forth on the Credit Approval Memorandum.

If only the year the primary operating company was founded was set forth on the Credit Approval Memorandum, the month and day the primary operating company was founded was assumed to be “January” and “1” (respectively). If only the month and year the primary operating company was founded was set forth on the Credit Approval Memorandum, the day the primary operating company was founded was assumed to be “1”.

For Loans with a NAICS code of “721110” or “721191” in the 6-digit NAICS Code data field in the Data Tape, the year the building was constructed set forth on the Appraisal was compared to the Date Business Established Specified Attribute in the Data Tape.

If the date the primary operating company was founded was not shown on the Credit Approval Memorandum, we compared the Date Business Established Specified Attribute in the Data Tape to the date the primary operating company was founded set forth on the Articles of Incorporation.

Purchase Price	Final Closing Statement, Purchase Agreement

Compared the Purchase Price Specified Attribute in the Data Tape to the sales price set forth on the Purchase Agreement.

If the purchase price for the underlying property was updated between the date of the Purchase Agreement and the origination approval for the Loan, the purchase price set forth on the Final Closing Statement was used.

Specified Attribute	Source Document (by order of priority)	Methodology
Appraised Value	Appraisal

Compared the Appraised Value Specified Attribute in the Data Tape to the “as-is market value” set forth on the Appraisal.

For renovation loans (identifiable by a value of “Yes” in the Renovation Loan data field in the Data Tape), we compared the Appraised Value Specified Attribute in the Data Tape to the “Prospective Market Value At Completion” set forth on the Appraisal.

For specialty loans (identifiable by a value of “Cash Refi – Specialty”, “Purchase w Projections – Specialty”, or “Purchase – Specialty” in the Loan Type data field in the Data Tape or a value of “722110” in the 6-digit NAICS Code data field in the Data Tape), we compared the Appraised Value Specified Attribute in the Data Tape to the “as-is market value”, including the “Value In Use” attributable to Furniture, Fixtures and Equipment, as set forth on the Appraisal.

Specified Attribute	Source Document (by order of priority)	Methodology
LTV	Recalculation

For purchase Loans:

    Original Principal Balance / min(Purchase Price, Appraised Value)

For refinance Loans or renovation Loans:

    Original Principal Balance / Appraised Value

A renovation loan was identified by a value of “Yes” in the Renovation Loan data field in the Data Tape.

Otherwise, the purpose of each Loan was identified by reference to the Loan Type data field in the Data Tape as follows:

		Loan Type data field in the Data Tape	Purpose
		Cash Refi – MP	Refinance
		Cash Refi – Specialty	Refinance
		Limited Cash-out Refi – MP	Refinance
		Proj Cash Refi – MP	Refinance
		Proj Limited Cash-out Refi – MP	Refinance
		Proj Rate & Term Refi – MP	Refinance
		Purchase – MP	Purchase
		Purchase – Specialty	Purchase
		Purchase w Projections – MP	Purchase
		Purchase w Projections – Specialty	Purchase
		Rate & Term Refi – MP	Refinance

For second lien Loans (identified by a value of “N” in the 1st Lien CRE (Y/N) data field in the Data Tape), the outstanding principal balance of the first lien loan as at the date of the Credit Approval Memorandum was added to the numerator in the above calculations.

The result of this calculation was rounded to 1 decimal place (in percentage terms).

Unguaranteed Portion	Recalculation	Current Principal Balance* (1 – SBA Gty%)

Specified Attribute	Source Document (by order of priority)	Methodology
Guaranteed Portion	Recalculation	Current Principal Balance* SBA Gty%

Original Loan Term (months)	Recalculation	Original Loan Term (years)* 12

Remaining Term (months)	Recalculation	min(Original Loan Term (years) * 12, number of whole months between the date in the Maturity Date data field in the Data Tape and the Cut-off Date plus 1 month)

Remaining term (years)	Recalculation	min(Original Loan Term (years), (Maturity Date – Cut-Off Date) / 365)

Current Age	Recalculation	Original Loan Term (months) – Remaining Term (months)

Number of Years in Business	Recalculation	(Cut-Off Date – Date Business Established) / 365